Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	May 2, 2009			May 3, 2008
		%			%
Thirteen weeks ended	Amount	Sales		Amount	Sales

Merchandise Sales	$398,177	80.2		$403,334	81.0
Service Revenue	98,311	19.8		94,709	19.0
Total Revenues	496,488	100.0		498,043	100.0
Costs of Merchandise Sales	281,035	70.6		285,923	70.9
Costs of Service Revenue	85,852	87.3		84,154	88.9
Total Costs of Revenues	366,887	73.9		370,077	74.3
Gross Profit from Merchandise Sales	117,142	29.4		117,411	29.1
Gross Profit from Service Revenue	12,459	12.7		10,555	11.1
Total Gross Profit	129,601	26.1		127,966	25.7
Selling, General and Administrative Expenses	108,053	21.8		119,015	23.9
Net Gain from Dispositions of Assets	3	—		5,531	1.1
Operating Profit	21,551	4.3		14,482	2.9
Non-operating Income	403	0.1		330	0.1
Interest Expense	1,936	0.4		5,427	1.1
Earnings From Continuing Operations Before Income Taxes	20,018	4.0		9,385	1.9
Income Tax Expense	8,955	44.7	(1)	4,094	43.6	(1)
Net Earnings From Continuing Operations	11,063	2.2		5,291	1.1
Discontinued Operations, Net of Tax	(154)	—		(619)	(0.1)
Net Earnings	10,909	2.2		4,672	0.9
Retained Earnings, beginning of period	358,670			406,819
Cumulative effect adjustment for adoption of EITF 06-10, net of tax	—			(1,165)
Cash Dividends	(1,575)			(3,495)
Effect of Stock Options	—			(12)
Dividend Reinvestment Plan	(122)			—
Retained Earnings, end of period	$367,882			$406,819

Basic and Diluted Earnings per Share:
Net Earnings From Continuing Operations	$0.21			$0.10
Discontinued Operations, Net of Tax	—			(0.01)
Earnings per Share	$0.21			$0.09

Cash Dividends per Share	$0.0300			$0.0675

(1)	As a percentage of earnings from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	May 2, 2009	January 31, 2009	May 3, 2008

Assets
Current Assets:
Cash and cash equivalents	$21,313	$21,332	$87,277
Accounts receivable, less allowance for uncollectible accounts of $1,701; $1,912 and $2,299	22,680	28,831	30,726
Merchandise inventories	556,564	564,931	561,439
Prepaid expenses	21,661	25,390	39,601
Other	58,757	62,421	65,411
Assets held for disposal	11,004	12,653	16,592
Total Current Assets	691,979	715,558	801,046
Property and Equipment - net	724,698	740,331	705,557
Deferred income taxes	77,606	77,708	27,332
Other	17,477	18,792	30,756
Total Assets	$1,511,760	$1,552,389	$1,564,691

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$193,894	$212,340	$230,185
Trade payable program liability	28,464	31,930	19,020
Accrued expenses	244,764	254,754	282,322
Deferred income taxes	38,540	35,848	—
Current maturities of long-term debt and obligations under capital leases	1,150	1,453	2,278
Total Current Liabilities	506,812	536,325	533,805

Long-term debt and obligations under capital leases, less current maturities	332,848	352,382	341,317
Other long-term liabilities	70,745	70,322	70,032
Deferred gain from asset sales	167,984	170,204	146,062
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	292,434	292,728	296,715
Retained earnings	367,882	358,670	406,819
Accumulated other comprehensive loss	(17,823)	(18,075)	(12,486)
Less cost of shares in treasury – 14,059,333 shares, 14,124,021 shares and 14,582,741 shares	218,415	219,460	226,866
Less cost of shares in benefits trust – 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	433,371	423,156	473,475
Total Liabilities and Stockholders’ Equity	$1,511,760	$1,552,389	$1,564,691

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirteen weeks ended	May 2, 2009	May 3, 2008

Cash Flows from Operating Activities:
Net Earnings	$10,909	$4,672
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Discontinued operations	154	619
Depreciation and amortization	17,373	19,019
Amortization of deferred gain from asset sales	(3,049)	(1,825)
Deferred income taxes	2,646	1,437
Stock compensation expense	568	1,322
Gain from debt retirement	(6,248)	(2,883)
Gain from dispositions of assets	(3)	(5,531)
Other	181	1,511
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	14,603	7,586
Decrease (increase) in merchandise inventories	8,366	(287)
Decrease in accounts payable	(18,446)	(15,238)
Decrease in accrued expenses	(9,442)	(12,281)
Increase (decrease) in other long-term liabilities	683	(2,394)
Net cash provided by (used in) continuing operations	18,295	(4,273)
Net cash used in discontinued operations	(318)	(58)
Net Cash Provided by (Used in) Operating Activities	17,977	(4,331)

Cash Flows from Investing Activities:
Cash paid for property and equipment	(5,718)	(6,942)
Proceeds from dispositions of assets	10	132,090
Net cash (used in) provided by continuing operations	(5,708)	125,148
Net cash provided by discontinued operations	1,758	—
Net Cash (Used in) Provided by Investing Activities	(3,950)	125,148

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	160,498	97,909
Payments under line of credit agreements	(158,522)	(139,332)
Borrowings on trade payable program liability	33,871	27,222
Payments on trade payable program liability	(37,337)	(22,456)
Payment for finance issuance cost	—	(93)
Proceeds from lease financing	—	4,676
Long-term debt and capital lease obligations payments	(11,110)	(18,905)
Dividends paid	(1,575)	(3,495)
Other	129	8
Net Cash Used in Financing Activities	(14,046)	(54,466)
Net (Decrease) increase in Cash and Cash Equivalents	(19)	66,351
Cash and Cash Equivalents at Beginning of Period	21,332	20,926
Cash and Cash Equivalents at End of Period	$21,313	$87,277

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$831	$—
Cash paid for interest	$3,830	$3,994
Accrued purchases of property and equipment	$599	$3,689

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended
		May 2, 2009	May 3, 2008
(a)
	Net Earnings From Continuing Operations	$11,063	$5,291
	Discontinued Operations, Net of Tax	(154)	(619)
	Net Earnings	$10,909	$4,672

(b)	Average number of common shares outstanding during period	52,333	52,063

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	43	107

(c)	Average number of common shares assumed outstanding during period	52,376	52,170

	Basic Earnings per Share:
	Net Earnings From Continuing Operations	$0.21	$0.10
	Discontinued Operations, Net of Tax	—	(0.01)
	Basic Earnings per Share	$0.21	$0.09
	Diluted Earnings per Share:
	Net Earnings From Continuing Operations	$0.21	$0.10
	Discontinued Operations, Net of Tax	—	(0.01)
	Diluted Earnings per Share	$0.21	$0.09

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended
	May 2, 2009	May 3, 2008

Capital expenditures	$5,103	$8,646

Depreciation and amortization	$17,373	$19,019

Non-operating income:
Net rental revenue	$302	$173
Investment income	70	167
Other (expense) income	31	(10)
Total	$403	$330

Comparable sales percentages:
Merchandise	-1.3%	-6.2%
Service	3.8%	-2.9%
Total	-0.3%	-5.6%

Total square feet of retail space (including service centers)	11,520,000	11,514,000

Total Store Count	563	562

Sales and Gross Profit by Line of Business (A):

Retail Sales	$264,411	$273,325
Service Center Revenue	232,077	224,718
Total Revenues	$496,488	$498,043

Gross Profit from Retail Sales	$73,555	$73,404
Gross Profit from Service Center Revenue	56,046	54,562
Total Gross Profit	$129,601	$127,966

Comparable Sales Percentages (A):

Retail Sales	-3.3%	-10.2%
Service Center Revenue	3.3%	0.6%
Total Revenues	-0.3%	-5.6%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	27.8%	26.9%
Gross Profit Percentage from Service Center Revenue	24.1%	24.3%
Total Gross Profit Percentage	26.1%	25.7%

(A) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.